THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                                          POLICY

                                                                       issued by

                                                  COVA VARIABLE LIFE ACCOUNT ONE

                                                                             AND

                                  COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Services Life Insurance Company
(Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you twelve (12) investment portfolios listed below. The investment portfolios are part of Cova Series Trust, Lord Abbett Series Fund, Inc. and General American Capital Company. When you buy a Policy, you bear the complete investment risk. Your Account Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.

Cova Series Trust:

     Managed by J.P. Morgan
     Investment Management Inc.
         Select Equity
         Small Cap Stock
         Large Cap Stock
         International Equity
         Quality Bond

     Managed by Lord, Abbett & Co.
         Bond Debenture
         Mid-Cap Value
         Large Cap Research
         Developing Growth
         Lord Abbett Growth and Income (not currently available)

Lord Abbett Series Fund, Inc.:

     Managed by Lord, Abbett & Co.
         Growth and Income

General American Capital Company:

     Managed by Conning Asset
     Management Company

         Money Market

The Cova Series Trust Lord Abbett Growth and Income Portfolio is not currently available. (Check with your broker regarding future availability.)

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy. The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


INVESTMENT IN A VARIABLE LIFE INSURANCE POLICY IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 1998.

TABLE OF CONTENTS                                         Page

  SPECIAL TERMS                                              3

  SUMMARY                                                    4

  PART I                                                     6

  1. THE VARIABLE LIFE INSURANCE POLICY                      6

  2. PURCHASES                                               6
     Premiums                                                6
     Application for a Policy                                6
     Allocation of Premiums                                  6
     Grace Period                                            6
     Accumulation Unit Values                                7

  3. INVESTMENT OPTIONS                                      7
     Cova Series Trust                                       7
     Lord Abbett Series Fund, Inc.                           7
     General American Capital Company                        7
     Transfers                                               7
     Dollar Cost Averaging Program                           7
     Automatic Rebalancing Program                           8
     Approved Asset Allocation Program                       8
     Substitution                                            8

  4. EXPENSES                                                8
     Insurance Charges                                       8
        Mortality and Expense Risk Charge                    8
        Administrative Charge                                8
        Tax Expense Charge                                   8
        Cost of Insurance Charge                             8
     Annual Policy Maintenance Fee                           8
     Annual Withdrawal Amount                                9
     Surrender Charge                                        9
     Nursing Home Waiver                                     9
     Deferred Premium Tax Charge                             9
     Transfer Fee                                            9
     Taxes                                                   9
     Investment Portfolio Expenses                          10

  5. DEATH BENEFIT                                          11
     Accelerated Death Benefit                              11
     Joint Lives                                            11

  6. TAXES                                                  11
     Life Insurance in General                              11
     Taking Money Out of Your Policy                        11
     Diversification                                        11

  7. ACCESS TO YOUR MONEY                                   12
     Loans                                                  12
        Loan Amount                                         12
        Loan Account                                        12
        Loan Interest                                       12
     Interest Credited                                      12
        Preferred Loan                                      12
        Effect of Loan                                      12
        Loan Repayments                                     12
     Total Surrender                                        12
     Partial Surrenders                                     12
     Termination of the Policy                              12
     Reinstatement                                          12

8. OTHER INFORMATION                                        12
     Cova                                                   12
     The Separate Account                                   13
     Distributor                                            13
     Suspension of Payments or Transfers                    13
     Ownership                                              13
        Owner                                               13
        Joint Owner                                         13
        Beneficiary                                         13
        Assignment                                          13

PART II                                                     14

     The Company                                            14
     Executive Officers and Directors of Cova               14
     Voting                                                 16
        Disregard of Voting Instructions                    16
     The Separate Account                                   16
     Legal Opinions                                         16
     Reduction or Elimination of Surrender Charge           16
     Misstatement of Age or Sex                             17
     Cova's Right to Contest                                17
     Settlement Options                                     17
     Tax Status                                             17
        Introduction                                        17
        Diversification                                     17
        Tax Treatment of the Policy                         18
        Policy Proceeds                                     18
        Joint Lives                                         18
        Tax Treatment of Loans and Surrenders               18
        Multiple Policies                                   18
        Tax Treatment of Assignments                        18
        Qualified Plans                                     18
     Income Tax Withholding                                 18
     Reports to Owners                                      18
     Legal Proceedings                                      19
     Experts                                                19
     Financial Statements                                   19

APPENDIX A
Illustration of Policy Values                              A-1

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated here is where we believe you will find the best explanation for the word or term.

Account Value -- The total value of your Policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the loan account.

Accumulation Unit -- An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

Cash Value -- Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any Policy maintenance fee.

Cash Surrender Value -- Your Policy's Cash Value less any outstanding loans and accrued loan interest.

Coverage Amount -- It is the difference between the death benefit and the Account Value.

Face Amount -- The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

Maximum Premium Limit -- This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of insurance for a given age.

Policy Date, Policy Anniversary, Policy Year -- The Policy Date is the day your premium was initially invested in the Money Market Fund which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                          Page

Annual Withdrawal Amount                                     9
Beneficiary                                                 13
Business Day                                                 7
Death Benefit                                               11
Insured                                                      4
Investment Portfolio                                         7
Issue Date                                                   8
Joint Owner                                                 13
Loan Account                                                12
Monthly Deduction                                            8
Owner                                                       13
Net Death Benefit or Death Proceeds                         11
Premium                                                      6
Processing Date                                              8
Right to Examine Period                                      6
Surrender Charge                                             9





SUMMARY

The prospectus is divided into three sections: Summary, Part I and Part II. The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company. The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured which are free from federal income taxes. The Policy can be used as part of your estate planning or to save for retirement. The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among twelve (12) investment  portfolios which are listed in Item
3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge $25 or 2% of the amount transferred, whichever is less. While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose. You are not taxed on the earnings until you surrender or borrow from your Policy.

2.   PURCHASES

You can buy the Policy with a single premium and, under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms. The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit. We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.

3.   INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

Managed by J.P. Morgan Investment
Management Inc.

  Select Equity
  Small Cap Stock
  Large Cap Stock
  International Equity
  Quality Bond

Managed by Lord, Abbett & Co.

  Bond Debenture
  Growth and Income
  Mid-Cap Value
  Large Cap Research
  Developing Growth
  Lord Abbett Growth and Income (not currently available)

Managed by Conning Asset Management Company

  Money Market

Depending upon market conditions, you can make or lose money in any of these investment portfolios.

4.   EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment.

Each year Cova deducts a $30 Policy maintenance fee from your Policy. Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, the Policy maintenance fee will be deducted, regardless of your Account Value at that time.

Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is 1.15% annually, with 1/12 of that amount charged monthly.

Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the sex, age and rating classification of the insured and whether your initial premium was 100% of the Maximum Premium Limit.

There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to 1.10%.

If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to that sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you take your money out before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax charge when you withdraw your money.

Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

5.   DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.

The death benefit will be the greater of (1) your Face Amount or (2) your Account Value multiplied by a specified percentage. These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.   TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn. Death proceeds are paid to your beneficiary tax free.

7.   ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years. The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.

8.   OTHER INFORMATION

Right to Examine

If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of (1) the premium(s) you paid or (2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy. Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Fund. After that, we will invest your Account Value as you requested.

Who Should Purchase the Policy?

The Policy is designed for an individual who wants to:

o create or conserve his/her estate;

o supplement retirement income; and

o retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.

Additional Features

o You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Fund and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

o You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

o In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life Option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

o If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

o You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be available in your state. They may not be suitable for your particular situation.

9.   INQUIRIES

If you need more information, please contact us at:

   Cova Life Sales Company
   One Tower Lane, Suite 3000
   Oakbrook Terrace, IL 60181
   800-523-1661

If you need Policy owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

   Cova Financial Services Life Insurance Company
   P.O. Box 10366
   Des Moines, IA 50306
   515-243-5834
   800-343-8496





PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently twelve (12) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59 1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you don't think you'll use in your lifetime and a tax-efficient way to provide for those you leave behind.

2.   PURCHASES

Premiums

Premiums are the monies you give us to buy the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.

You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums total $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.

Application for a Policy

In order to purchase a Policy, you must submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided. The conditional insurance is effective up to 60 days from when the application is signed. For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for. If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for. The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.

Allocation of Premiums

When you purchase a Policy, we will initially invest your money in the Money Market Fund. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value.

If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Fund two days after it is received, EVEN IF OUR UNDERWRITING IS NOT YET COMPLETE AND THE POLICY IS NOT YET ISSUED. The day we invest your premium in the Money Market Fund is called the Policy Date. The money will stay in the Money Market Fund for 15 days after the issue date. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If as a result of underwriting review, Cova does not issue you a Policy, we will return to you your premium, plus interest required by your state.

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.

Grace Period

Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and the Policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send to Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.

Accumulation Unit Values

The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share. Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premiums allocated to an investment portfolio by the value of the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deductions and for the annual Policy maintenance fee we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.

3.   INVESTMENT OPTIONS

The Policy offers twelve (12) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE FUND PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS.

Cova Series Trust

Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

J.P. Morgan Investment Management Inc. is the sub-adviser to the following portfolios:

   Select Equity Portfolio
   Small Cap Stock Portfolio
   Large Cap Stock Portfolio
   International Equity Portfolio
   Quality Bond Portfolio

Lord, Abbett & Co. is the sub-adviser to the following portfolios:

   Bond Debenture Portfolio
   Mid-Cap Value Portfolio
   Large Cap Research Portfolio
   Developing Growth Portfolio
   Lord Abbett Growth and Income Portfolio

THE COVA SERIES TRUST LORD ABBETT GROWTH AND INCOME PORTFOLIO IS NOT CURRENTLY AVAILABLE. (CHECK WITH YOUR BROKER REGARDING FUTURE AVAILABILITY.)

Lord Abbett Series Fund, Inc.

Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Each portfolio is managed by Lord, Abbett & Co. Only the following portfolio is available under the Policy:

   Growth and Income Portfolio

General American Capital Company

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

   Money Market Fund

Transfers

You can transfer money among the twelve (12) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The fee is $25 per transfer or, if less, 2% of the amount transferred. The following apply to any transfer:

1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

3. if a transfer fee applies, the charge will be deducted from the amount transferred.

You can make  transfers by  telephone.  Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $5,000 in the Money Market Fund (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.

Automatic Rebalancing Program

Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date. There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.

Approved Asset Allocation Program

Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

Substitution

Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems it inappropriate.

4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:

Insurance Charges

Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The insurance charges are: (1) mortality and expense risk charge; (2) administrative charge; (3) tax expense charge; and (4) cost of insurance charge. Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

Mortality and Expense Risk Charge. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .75%, 1/12 of which is charged each month. This charge cannot be increased.

Administrative Charge. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

Tax Expense Charge. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction. If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.

Cost of Insurance Charge. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the sex, age, rate classification of the insured and whether you paid 100%, or 90%, or 80% of the MPL. The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table). For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you should request personalized illustrations from your registered representative.

Annual Policy Maintenance Fee

Every year on the Policy Anniversary, Cova currently deducts $30 as a Policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge. If you make a complete surrender of your Policy, the Policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

Annual Withdrawal Amount

While the Policy is in force, prior to the death of the insured and after the expiration of the right to examine period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value. A surrender may be subject to a surrender charge and a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge are assessed on this amount; and

2. on a non-cumulative basis, 10% of your premium payments each year. This portion of the annual withdrawal amount is subject to the deferred premium tax charge.

Surrender Charge

During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

 Policy       Surrender          Policy        Surrender
 Year         Charge             Year          Charge
 .........    ..............      .........     ...............
    1          7.5%                 6             4.0%
    2          7.5%                 7             3.0%
    3          7.5%                 8             2.0%
    4          6.0%                 9             1.0%
    5          5.0%               10+               0%


Nursing Home Waiver

If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.

Deferred Premium Tax Charge

When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years. The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

              Deferred                         Deferred
Policy        Premium            Policy        Premium
 Year         Tax Charge         Year          Tax Charge
 .........    ..............      .........     ...............
    1          2.25%                6           1.00%
    2          2.00%                7            .75%
    3          1.75%                8            .50%
    4          1.50%                9            .25%
    5          1.25%               10+             0%


Transfer Fee

You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.

Taxes

Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.

Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.

Investment Portfolio Expenses
(as a percentage of the average daily net assets of an investment portfolio)

                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                Management         12b-1       certain Portfolios -         Total Annual
                                                   Fees            Fees         see Note 1 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

Cova Series Trust (1)
Managed by J.P. Morgan
Investment Management Inc.
       Select Equity                               .75%             - -                .10%                     .85%
       Small Cap Stock                             .85%             - -                .10%                     .95%
       Large Cap Stock                             .65%             - -                .10%                     .75%
       International Equity                        .85%             - -                .10%                     .95%
       Quality Bond                                .55%             - -                .10%                     .65%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.

       Bond Debenture                              .75%             - -                .10%                     .85%
       Mid-Cap Value (2)                          1.00%             - -                .10%                    1.10%
       Large Cap Research (2)                     1.00%             - -                .10%                    1.10%
       Developing Growth (2)                       .90%             - -                .10%                    1.00%
       Lord Abbett Growth and Income (3)           .65%             - -                .10%                     .75%
------------------------------------------------------------------------------------------------------------------------------------

Lord Abbett Series Fund, Inc.
Managed by Lord, Abbett & Co.

       Growth and Income (4)                       .50%            .15%                .02%                     .67%
------------------------------------------------------------------------------------------------------------------------------------

General American Capital Company
Managed by Conning Asset
Management Company

       Money Market                                .125%            - -                .08%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

(1) Since August 20, 1990, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Absent the expense reimbursement, the percentages shown for total annual portfolio expenses (on an annualized basis) for the year or period ended December 31, 1997 would have been 1.00% for the Select Equity Portfolio; 1.39% for the Small Cap Stock Portfolio; 1.08% for the Large Cap Stock Portfolio; 1.53% for the International Equity Portfolio; 1.08% for the Quality Bond Portfolio; 1.07% for the Bond Debenture Portfolio, 8.41% for the Mid-Cap Value Portfolio, 10.04% for the Large Cap Research Portfolio and 9.00% for the Developing Growth Portfolio.

(2)  Annualized.  The Portfolio  commenced  investment  operations on August 20,
1997.

(3)  Estimated.   The  Portfolio  has  not  yet  commenced  regular   investment
operations.

(4) The Growth and Income Portfolio of Lord Abbett Series Fund, Inc. has a 12b-1 plan which provides for payments to Lord, Abbett & Co. for remittance to a life insurance company for certain distribution expenses (see the Fund Prospectus). The 12b-1 plan provides that such remittances, in the aggregate, will not exceed
 .15% on an annual basis, of the daily net asset value of shares of the Growth and Income Portfolio. For the year ending December 31, 1998, the 12b-1 fees are estimated to be .15%.

5.   DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of: (1) the Face Amount of the Policy; and (2) the minimum death benefit. The minimum death benefit is the Account Value multiplied by a percentage. Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can choose to have the death proceeds paid in a lump sum or under a Settlement Option. If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.

Accelerated Death Benefit

If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan. The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.

Joint Lives

Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.

6.   TAXES

NOTE: COVA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. COVA HAS INCLUDED IN PART II AN ADDITIONAL DISCUSSION REGARDING TAXES.

Life Insurance in General

Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.

Taking Money Out of Your Policy

For tax purposes, your Policy will be treated as a modified endowment contract, unless under certain circumstances it was exchanged for a policy issued before June 21, 1988. Consequently if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. See "Tax Status" in Part II for more details.

Diversification

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7.   ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available: (1) by making a surrender (either a partial or a complete surrender) or (2) by taking a loan from your Policy.

Loans

You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy until the end of the right to examine period and you cannot borrow if the Policy is in a grace period. Loans are considered distributions from the Policy for tax purposes and the portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax. See "Tax Status" in Part II for more details.

Loan Amount. The maximum loan amount is equal to: 90% of the Account Value, less loan interest due on the next Policy Anniversary, the surrender charge, the Policy maintenance fee, if any, and the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if an appropriate loan repayment is not received by Cova.

Loan Account. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

Loan Interest. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, a portion of the Account Value equal to the loan interest due is transferred, on a pro rata basis, from the investment portfolios to the loan account.

Interest Credited. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% per annum.

Preferred Loan. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% per annum.

Effect of Loan. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.

Loan Repayments. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will go first to pay any interest due, then to repay any loan, and then will be considered a premium payment.

Total Surrender

You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the Policy maintenance fee will be deducted.

Partial Surrenders

You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less. Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value. When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.

Termination of the Policy

Your Policy will terminate if (1) you make a total surrender of the Policy, (2) the grace period has ended, or (3) the insured has died.

Reinstatement

If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to (1) cover all the monthly deductions and any Policy maintenance fees that were unpaid during the grace period and (2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and Policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.

8.   OTHER INFORMATION

Cova

Cova Financial Services Life Insurance Company (Cova) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova, which on that date changed its name to Cova Financial Services Life Insurance Company.

Cova is licensed to do business in the District of Columbia and all states except for California, Maine, New Hampshire, New York and Vermont.

The Separate Account

Cova has established a separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies Cova may issue.

Distributor

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.

Suspension of Payments or Transfers

Cova may be required to suspend or postpone any payments or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     investment  portfolios  is  not  reasonably   practicable  or  Cova  cannot
     reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Ownership

Owner. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

Joint Owner. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

Beneficiary. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

Assignment. You can assign the Policy.

PART II
MORE INFORMATION

The Company

Cova Financial Services Life Insurance Company (Cova) was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American) purchased Cova from Xerox Financial Services, Inc. On June 1, 1995, Cova changed its name to Cova Financial Services Life Insurance Company. Cova presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

General American is a St. Louis-based mutual company with more than $300 billion of life insurance in force and approximately $24 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individual and groups.

Executive Officers and Directors of Cova

The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                               Principal Occupation During
Name                           the Past 5 Years
----                           ----------------
John W. Barber***              Director of Cova, First Cova Life Insurance Company (FCLIC) and Cova Financial Life Insurance
                               Company (CFLIC) - June, 1995 to present; Vice President and Controller of General American -
                               December, 1984 to present; President and Director of Equity Intermediary Company - October, 1988 to
                               present.

Frances S. Cook*               First Vice President and Associate General Counsel of Cova - July, 1997 to present, prior thereto
                               Vice President and Assistant General Counsel 1996 to 1997, prior thereto Assistant General Counsel
                               1993 to 1997; Secretary of CFLIC, Cova and FCLIC - 1997 to present; First Vice President of Cova
                               Life Management Company (CLMC) - July, 1997 to present, prior thereto Vice President and Assistant
                               General Counsel 1996 to 1997, prior thereto Assistant General Counsel 1993 to 1997; Secretary of
                               Cova Investment Advisory Corporation (Advisory) - 1997 to present; Assistant Secretary of Cova Life
                               Sales Company (CLSC) - 1993 to present.

Connie A. Doern****            Vice President of Cova and CFLIC - 1997 to present, prior thereto Assistant Vice President from
                               1990 to 1996; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI - 1989 to present.

Judy M. Drew*                  Vice President of Cova and CFLIC - 1988 to present; Vice President of FCLIC - 1992 to present;
                               Senior Vice President of CLMC - 1996 to present, prior thereto Vice President from 1989 to 1996;
                               President, COO and Director of CLSC - 1988 to present.

Patricia E. Gubbe*             Vice President of Cova and CFLIC - 1989 to present; Vice President of FCLIC - 1992 to present;
                               First Vice President of CLMC - 1996 to present, prior thereto Vice President from 1989 to 1996;
                               Vice President and Chief Compliance Officer of CLSC - 1989 to present.

Philip A. Haley*               Vice President of Cova and CFLIC - 1990 to present; Vice President of FCLIC - 1992 to present; Vice
                               President of CLSC - 1991 to present; Senior Vice President of CLMC - 1996 to present, prior thereto
                               Vice President from 1989 to 1996.

J. Robert Hopson*              Vice President, Chief Actuary and Director of Cova and CFLIC - 1991 to present; Vice President,
                               Chief Actuary and Director of FCLIC - 1992 to present; Senior Vice President, Chief Actuary and
                               Director of CLMC - 1996 to present, prior thereto Vice President and Director from 1993 to 1996 and
                               Vice President from 1991 to 1993.

Thomas E. Hughes, Jr.**        Treasurer and Director of Cova and CFLIC - June, 1995 to present; Treasurer of FCLIC - June, 1995 to present; Corporate Actuary and Treasurer of General American - October, 1994 to present.
                               Formerly, Executive Vice President - Group Pensions General American - March, 1990 to October,
                               1994. In addition to the Cova companies, Director of the following General American subsidiary companies: Paragon Life Insurance Company and RGA Reinsurance Company - October, 1994 to present.
                               Treasurer of the following General American subsidiary companies: Paragon Life Insurance Company,
                               General Life Insurance Company of America, General Life Insurance Company, General American Holding
                               Company, Red Oak Realty Company, Gen Mark Incorporated, Walnut Street Securities, Inc., Walnut
                               Street Advisers Inc., White Oak Royalty Company, Walnut Street Funds, Inc., and RGA Reinsurance
                               Company - October, 1994 to present.

Douglas E. Jacobs*             Vice President of Cova, CFLIC and CLMC - 1985 to present.

Lisa O. Kirchner****           Vice President of Cova - 1997 to present, prior thereto Assistant Vice President from 1990 to 1996;
                               Vice President of CFLIC - 1997 to present, prior thereto Assistant Vice President from 1988 to
                               1996; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI - 1985 to present.

Richard A. Liddy**             Chairman of the Board of Directors of Cova, CFLIC, FCLIC, CLMC, Advisory and Cova Investment
                               Allocation Corporation (Allocation) - April, 1997 to present; Chairman of the Board, President and
                               Chief Executive Officer of General American - May, 1992 to present; Mr. Liddy also holds various positions with the General American subsidiaries as follows: Chairman of the Board and President of
                               General American Mutual Holding Company, GenAmerica Corporation and General American Holding
                               Company; Chairman of the Board of Security Equity Life Insurance Company, Conning Corporation, The
                               Walnut Street Funds, Inc., General American Capital Company, Reinsurance Group of America, Inc.,
                               RGA Life Reinsurance Company of Canada, and RGA Reinsurance Company.

William C. Mair*               Vice President, Controller and Director of Cova from 1995 to present, prior thereto Vice President,
                               Controller, Treasurer and Director. Vice President, Controller and Director of CFLIC from 1995 to present, prior thereto Vice President, Controller, Treasurer and Director; Vice President,
                               Controller and Director of FCLIC - from 1992 to present; Vice President, Treasurer, Controller and
                               Director of Advisory - 1993 to present; Vice President, Treasurer, Controller and Director of
                               Allocation - 1994 to present; Director of CLSC - 1992 to present; Senior Vice President, Treasurer,
                               Controller and Director of CLMC - 1989 to present; Vice President, Treasurer, Controller, Chief
                               Financial Officer, Chief Accounting Officer and Director of Cova Series Trust - 1996 to present.

Matthew P. McCauley**          Assistant Secretary and Director of Cova, CFLIC and FCLIC - June, 1995 to present; Associate
                               General Counsel and Vice President of General American - 1973 to present; also, Director, Vice
                               President, General Counsel and Secretary for several other General American subsidiaries, including
                               Equity Intermediary Company, Red Oak Realty Company, and White Oak Royalty Company; General
                               American Holding Company and Paragon Life Insurance Company. General Counsel and Secretary,
                               Reinsurance Group of America, Incorporated. Director and Secretary, General American Capital
                               Company. General Counsel and Secretary, Conning Corporation. General Counsel, Conning Asset
                               Management Company. Director of RGA Reinsurance Company and Walnut Street Securities, Inc.
                               Secretary to the Walnut Street Funds, Inc.

Mark E. Reynolds*              Executive Vice President of Cova and CFLIC - May, 1997 to present; Executive Vice President and
                               Director of FCLIC - May, 1997 to present; Executive Vice President of CLMC - May, 1997 to present;
                               Executive Vice President and Director of Advisory - December, 1996 to present; Executive Vice
                               President and Director of Allocation - December, 1996 to present.

Leonard M. Rubenstein**        Director of Cova, CFLIC, FCLIC, and CLMC - January, 1996 to present; Director of Advisory and
                               Allocation from 1995 to present; Executive Vice President and Director of General American - 1992
                               to present. Mr. Rubenstein also holds various positions with the General American subsidiaries as follows: Director and Treasurer of General American Capital Company; Senior Vice President
                               Investments, Treasurer and Director of Reinsurance Group of America, Incorporated; Director of
                               Paragon Life Insurance Company; Director of General American Holding Company; Chief Executive
                               Officer, Chairman and Director of Conning Corporation; Director of the following: General Life
                               Insurance Company, Security Equity Life Insurance Company, BHIF America de Vida Seguros S.A.
                               (Chile), Manatial Seguros de Vida, S.A. (Argentina), Red Oak Realty Company, General Life Insurance
                               Company of America; RGA Reinsurance Company; Secretary and Director for RGA Sud America S.A.

Myron H. Sandberg*             Vice President of Cova and CFLIC - 1985 to present; Vice President of CLMC - 1989 to present.

John W. Schaus*                Vice President of Cova and CFLIC - 1988 to present; Vice President of CLMC - 1989 to present.

Lorry J. Stensrud*             President and Director of Cova, CFLIC, FCLIC and CLMC from June, 1995 to present, prior thereto
                               Executive Vice President; President and Director of Advisory from 1993 to present; President and
                               Director of Allocation from 1994 to present. Director of CLSC from 1989 to present; President,
                               Chief Executive Officer and Director of Cova Series Trust - 1996 to present.

Peter L. Witkewiz****          Vice President of Cova, CFLIC and FCLIC - 1993 to present.

Kent R. Zimmerman**            Assistant Treasurer of Cova and CFLIC - May, 1996 to present; Assistant Treasurer of CLMC - 1996 to present; Second Vice President of General American - 1997 to present, prior thereto Vice President of General American - 1992 to 1997. Mr. Zimmerman holds various positions with the General American subsidiaries - Assistant Treasurer, Security Equity Life Insurance Company, Paragon Life Insurance
                               Company, General Life Insurance Company of America and RGA Reinsurance Co.

*    Business Address: Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address: General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address: General American, 13045 Tesson Ferry Road, St. Louis, MO 63128

**** Business Address: J&H/KVI, 1776 West Lakes Parkway, West Des Moines, IA 50266

Voting

In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

Disregard of Voting Instructions. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if such disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

The Separate Account

Cova has established the separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. Cova has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of Missouri. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.

Legal Opinions

Legal matters in connection with the Policies  described herein are being passed
upon  by  the  law  firm  of  Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport,
Connecticut.

Reduction or Elimination of Surrender Charge

The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

Misstatement of Age or Sex

If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.

Cova's Right to Contest

Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.

Settlement Options

The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1: Life Annuity

Option 2: Life Annuity with 5, 10 or 20 years Guaranteed

Option 3: Joint and Last Survivor Annuity

Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.

Tax Status

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON COVA'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE IN GENERAL. COVA CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. SECTION 7702 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), DEFINES THE TERM "LIFE INSURANCE CONTRACT" FOR PURPOSES OF THE CODE. COVA BELIEVES THAT THE POLICIES TO BE ISSUED WILL QUALIFY AS "LIFE INSURANCE CONTRACTS" UNDER SECTION 7702. COVA DOES NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS "LIFE INSURANCE" UNDER FEDERAL INCOME TAX LAWS. PURCHASERS SHOULD CONSULT THEIR OWN TAX ADVISERS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS.

Introduction. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. Loan proceeds and/or surrender payments from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".) Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code and any benefits paid under the Accelerated Death Benefit Rider shall be excludable from gross income under Section 101(g) of the Code. Furthermore, the owner is not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until surrender thereof. If the death proceeds are to be paid under one of the Settlement Options, the payments will be pro rated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

Joint Lives. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the regulations issued thereunder. In the absence of regulations or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

Tax Treatment of Loans and Surrenders. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if it is materially changed and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven
(7) level annual premiums. A material change would include any increase in the future benefits provided under a Policy unless the increase is attributable to:
(1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary. Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

Policy owners should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to their Policies.

Multiple Policies. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Policy owners should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. Policy owners should therefore consult competent tax advisers should they wish to assign or change the owner of their Policies.

Qualified Plans. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.

Income Tax Withholding

All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.

Reports to Owners

Cova will send to each owner semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, an annual statement will be sent to each owner. The statement will show the current amount of death benefit payable under the Policy, the current Account Value, the current Cash Surrender Value, current debt and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the Policy Year.

Confirmations will be mailed to Policy owners within seven days of the transaction of: (a) the receipt of premium; (b) any transfer between investment portfolios; (c) any loan, interest repayment, or loan repayment;
(d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the Policy. Upon request a Policy owner shall be entitled to a receipt of premium payment.

Legal Proceedings

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

Experts

The consolidated balance sheets of Cova as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity, and cash flows for the years ended December 31, 1997 and 1996, and the periods from June 1, 1995 to December 31, 1995 and January 1, 1995 to May 31, 1995, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering Cova's financial statements referred to above contains an explanatory paragraph stating that as a result of its 1995 acquisition, the consolidated financial information for the periods subsequent to the acquisition is presented on a different cost basis than for the period prior to the acquisition and, therefore, is not comparable.

Financial Statements

There are no financial statements for the Separate Account because it has only recently commenced operations.


COVA FINANCIAL SERVICES
LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Financial Statements

December 31, 1997, 1996, and 1995

(With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholder
     Cova Financial Services Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Cova Financial Services Life Insurance Company and subsidiaries (a wholly owned subsidiary of Cova Corporation) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity, and cash flows for the years ended December 31, 1997 and 1996, and the period from June 1, 1995 to December 31, 1995 (Successor periods), and the period from January 1, 1995 to May 31, 1995 (Predecessor period). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Services Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the Successor periods, in conformity with generally accepted accounting principles. Also, in our opinion, the Predecessor consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the Predecessor period in conformity with generally accepted accounting principles.

     As discussed in note 1 to the consolidated financial statements, effective June 1, 1995, the predecessor to Cova Corporation, a subsidiary of General American Life Insurance Company, acquired all of the outstanding stock of Cova Financial Services Life Insurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods subsequent to the acquisition is presented on a different cost basis than that for the period prior to the acquisition and, therefore, is not comparable.


     Chicago, Illinois
     March 5, 1998



COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets

December 31, 1997 and 1996

-------------------------------------------------------------------------------------------------------------------

                              ASSETS                                                         1997         1996
-------------------------------------------------------------------------------------------------------------------
                                                                                              (in thousands)

Investments:

    Debt securities available for sale, at fair value (cost of

       $1,269,362 in 1997 and $952,824 in 1996)                                        $    1,280,247      949,611
    Mortgage loans, net of allowance for potential loan loss
       of $237 in 1997 and $88 in 1996                                                        348,206      244,103
    Policy loans                                                                               24,228       22,336
    Short-term investments, at fair value                                                       -            4,404
-------------------------------------------------------------------------------------------------------------------

Total investments                                                                           1,652,681    1,220,454
-------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents - interest-bearing                                                   12,910       38,322
Cash - noninterest-bearing                                                                      3,666        5,501
Receivable from sale of securities                                                              1,870        1,064
Accrued investment income                                                                      20,602       15,011
Deferred policy acquisition costs                                                              84,326       49,833
Present value of future profits                                                                41,486       46,389
Goodwill                                                                                       19,717       20,849
Federal and state income taxes recoverable                                                      -            1,461
Deferred tax benefits, net                                                                      7,933       13,537
Receivable from OakRe                                                                       1,544,567    1,973,813
Reinsurance receivables                                                                         9,293        3,504
Other assets                                                                                    2,184        2,205
Separate account assets                                                                     1,108,125      641,871
-------------------------------------------------------------------------------------------------------------------

Total assets                                                                           $    4,509,360    4,033,814
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets

December 31, 1997 and 1996

------------------------------------------------------------------------------------------------------------------

        LIABILITIES AND SHAREHOLDER'S EQUITY                                                1997         1996
------------------------------------------------------------------------------------------------------------------
                                                                                             (in thousands)

Liabilities:

    Policyholder deposits                                                             $    3,098,287    3,135,325
    Future policy benefits                                                                    38,361       32,342
    Payable on purchase of securities                                                          7,261       15,978
    Federal and state income taxes payable                                                     1,312        -
    Accounts payable and other liabilities                                                    21,912       19,764
    Future purchase price payable to OakRe                                                    12,173       16,051
    Guaranty fund assessments                                                                  9,700       12,409
    Separate account liabilities                                                           1,107,816      626,901
------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                          4,296,822    3,858,770
------------------------------------------------------------------------------------------------------------------


Shareholder's equity:

    Common stock, $2 par value.  Authorized
       5,000,000 shares; issued and outstanding

       2,899,446 shares in 1997 and 1996                                                       5,799        5,799
    Additional paid-in capital                                                               191,491      166,491
    Retained earnings                                                                         12,516        3,538
    Net unrealized appreciation (depreciation)

       on securities, net of tax                                                               2,732         (784)
------------------------------------------------------------------------------------------------------------------

Total shareholder's equity                                                                   212,538      175,044
------------------------------------------------------------------------------------------------------------------

Total liabilities and shareholder's equity                                            $    4,509,360    4,033,814
------------------------------------------------------------------------------------------------------------------



COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Income

Years ended December 31, 1997, 1996, and 1995

---------------------------------------------------------------------------------------------------------------------------
                                                                                 The Company                  Predecessor
                                                                 ----------------------------------------------------------
                                                                                         Seven months         Five months
                                                                                             ended               ended
                                                                                         December 31,           May 31,
                                                                    1997       1996        1995                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                      (in thousands)

Revenues:

    Premiums                                                   $      9,368      3,154           921               1,097
    Net investment income                                           111,661     70,629        24,188              92,486
    Net realized gains (losses) on sales of

       investments                                                      563        472         1,324             (12,414)
    Separate account fees                                            12,455      7,205         2,957               1,818
    Other income                                                      2,400      1,320           725               1,037
---------------------------------------------------------------------------------------------------------------------------

Total revenues                                                      136,447     82,780        30,115              84,024
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:

    Interest on policyholder deposits                                81,129     50,100        17,706              97,867
    Current and future policy benefits                               11,496      5,130         1,785               1,830
    Operating and other expenses                                     19,208     14,573         7,126              12,777
    Amortization of purchased

       intangible assets                                              3,668      2,332         3,030               -
    Amortization of deferred acquisition
       costs                                                          6,307      4,389           100              11,157
---------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                         121,808     76,524        29,747             123,631
---------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                    14,639      6,256           368             (39,607)
---------------------------------------------------------------------------------------------------------------------------

Income tax expense (benefit):

    Current                                                           1,951      1,740         1,011             (16,404)
    Deferred                                                          3,710        915          (580)              6,340
---------------------------------------------------------------------------------------------------------------------------

Total income tax expense (benefit)                                    5,661      2,655           431             (10,064)
---------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                              $      8,978      3,601           (63)            (29,543)
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.




COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Shareholder's Equity

Years ended December 31, 1997, 1996, and 1995

----------------------------------------------------------------------------------------------------------------------------
                                                                                    The Company                Predecessor
                                                                      ------------------------------------------------------
                                                                                            Seven months       Five months
                                                                                               ended              ended
                                                                                            December 31,         May 31,
                                                                        1997      1996        1995               1995
----------------------------------------------------------------------------------------------------------------------------
                                                                                         (in thousands)

Common stock, balance at beginning

    and end of period                                               $     5,799     5,799        5,799             5,799
----------------------------------------------------------------------------------------------------------------------------

Additional paid-in capital:

    Balance at beginning of period                                      166,491   129,586      137,749           136,534
    Adjustment to reflect purchase acquisition
      indicated in note 2                                                 -         -          (52,163)            -
    Capital contribution                                                 25,000    36,905       44,000             1,215
----------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                191,491   166,491      129,586           137,749
----------------------------------------------------------------------------------------------------------------------------

Retained earnings (deficit):

    Balance at beginning of period                                        3,538       (63)     (36,441)            1,506
    Adjustment to reflect purchase acquisition
      indicated in note 2                                                 -         -           36,441             -
    Net income (loss)                                                     8,978     3,601          (63)          (29,543)
    Dividends to shareholder                                              -         -            -                (8,404)
----------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                 12,516     3,538          (63)          (36,441)
----------------------------------------------------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of securities:

      Balance at beginning of period                                       (784)    2,764      (28,837)          (65,228)
      Adjustment to reflect purchase acquisition
         indicated in note 2                                              -         -           28,837             -
      Change in unrealized appreciation (depreciation)
         of debt and equity securities                                   14,077   (13,915)      10,724           178,010
      Change in deferred Federal income taxes                            (1,893)    1,910       (1,489)          (18,458)
      Change in deferred acquisition costs                               (5,342)    1,561        -              (123,161)
      Change in present value of future profits

         attributable to unrealized losses (gains)                       (3,326)    6,896       (6,471)            -
----------------------------------------------------------------------------------------------------------------------------

Balance at end of period                                                  2,732      (784)       2,764           (28,837)
----------------------------------------------------------------------------------------------------------------------------

Total shareholder's equity                                          $   212,538   175,044      138,086            78,270
----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.




COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows

Years ended December 31, 1997, 1996, and 1995

----------------------------------------------------------------------------------------------------------------------------
                                                                                The Company                   Predecessor
                                                                 -----------------------------------------------------------
                                                                                          Seven months        Five months
                                                                                             ended               ended
                                                                                          December 31,          May 31,
                                                                    1997       1996         1995                1995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       (in thousands)

Cash flows from operating activities:

    Interest and dividend receipts                             $    109,731      68,622       18,744             131,439
    Premiums received                                                 9,579       3,154          921               1,097
    Insurance and annuity benefit payments                           (5,219)     (3,729)      (2,799)             (1,809)
    Operating disbursements                                         (21,839)    (17,158)     (10,480)             (9,689)
    Taxes on income refunded (paid)                                     970      (3,016)          60              48,987
    Commissions and acquisition costs paid                          (55,067)    (36,735)     (17,456)            (23,872)
    Separate account charges                                         12,455       7,205        2,957               1,818
    Other                                                            (1,429)        937          529               1,120
    ------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating activities                  49,181      19,280       (7,524)            149,091
----------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:

    Cash used for the purchase of investment securities            (809,814)   (715,274)    (875,996)           (575,891)
    Proceeds from investment securities sold and matured            382,783     262,083      253,814           2,885,053
    Other                                                            15,400     (14,166)         179              (8,557)
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) investing activities                (411,631)   (467,357)    (622,003)          2,300,605
----------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:

    Policyholder deposits                                           841,174     446,784      132,752             130,660
    Transfers from (to) OakRe                                       637,168     574,010      628,481          (3,048,531)
    Transfer to separate accounts                                  (450,303)   (126,797)     (40,903)             (6,653)
    Return of policyholder deposits                                (597,425)   (491,025)    (436,271)           (290,586)
    Transfers to RGA                                               (120,411)      -            -                   -
    Dividends to shareholder                                          -           -            -                  (8,404)
    Capital contributions received                                   25,000      20,000       44,000               1,215
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) financing activities                 335,203     422,972      328,059          (3,222,299)
----------------------------------------------------------------------------------------------------------------------------

Decrease in cash and cash equivalents                               (27,247)    (25,105)    (301,468)           (772,603)

Cash and cash equivalents at beginning of period                     43,823      62,256      363,724           1,136,327
CFLIC contributed cash (note 9)                                       -           6,672        -                   -
----------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period                     $     16,576      43,823       62,256             363,724
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

                                                                     (Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows

----------------------------------------------------------------------------------------------------------------------------

                                                                                The Company                   Predecessor
                                                                 -----------------------------------------------------------
                                                                                          Seven months        Five months
                                                                                             ended               ended
                                                                                          December 31,          May 31,
                                                                    1997       1996         1995                1995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       (in thousands)

Reconciliation of net income (loss) to net cash provided by (used in) operating activities:

      Net income (loss)                                        $      8,978       3,601          (63)            (29,543)
      Adjustments to reconcile net income (loss) to net
         cash provided by operating activities:
           Increase (decrease) in future policy benefits              6,019         680       (1,013)                 11
           Increase (decrease) in payables and accrued
              liabilities                                            (1,194)      2,900         (392)            (10,645)
           Decrease (increase) in accrued investment
              income                                                 (5,591)     (4,778)      (7,904)             32,010
           Amortization of intangible assets                          9,975       6,721        3,831              11,309
           Amortization and accretion of securities
              premiums and discounts                                  1,664       2,751          307               2,410
           Recapture commissions paid to OakRe                       (4,837)     (4,483)      (4,777)              -
           Net realized loss (gain) on sale of investments             (563)       (472)      (1,324)             12,414
           Interest accumulated on policyholder deposits             81,129      50,100       17,706              97,867
           Investment expenses paid                                   1,936       1,151          642               2,373
           Decrease (increase) in guaranty fund assessments           -           -             (104)              5,070
           Increase (decrease) in current and deferred
              Federal income taxes                                    5,917        (351)         491              38,923
           Separate account net loss (income)                        (2,637)     (2,008)           1                   1
           Commissions and expenses deferred                        (46,142)    (34,803)     (14,568)            (13,354)
           Other                                                     (5,473)     (1,729)        (357)                245
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating activities            $     49,181      19,280       (7,524)            149,091
----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.




COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

December 31, 1997, 1996, and 1995

--------------------------------------------------------------------------------

 (1)    NATURE OF BUSINESS AND ORGANIZATION

              NATURE OF THE BUSINESS

        Cova Financial Services Life Insurance Company (CFSLIC) and subsidiaries (the Company), formerly Xerox Financial Services Life Insurance Company (the Predecessor), market and service single premium deferred annuities, immediate annuities, variable annuities, and single premium whole-life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

        Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain Federal income tax penalties on withdrawals.

        Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 73%, 66%, and 59% of the company's sales have been through two specific brokerage firms, A. G. Edwards & Sons, Incorporated and Edward Jones & Company in 1997, 1996, and 1995, respectively.

              ORGANIZATION

        Prior to June 1, 1995, Xerox Financial Services, Inc. (XFSI) owned 100%, or 2,899,446, shares of the Predecessor. XFSI is a wholly owned subsidiary of Xerox Corporation.

        On June 1, 1995, XFSI sold 100% of the issued and outstanding shares of the Predecessor to Cova Corporation, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company, in exchange for approximately $91.4 million in cash and $22.7 million in future payables. In conjunction with this Agreement, the Predecessor also entered into a financing reinsurance transaction with OakRe Life Insurance Company (OakRe), a subsidiary of the Predecessor, to assume the economic benefits and risks of the existing single premium deferred annuity deposits (SPDAs) of Cova Financial Services Life Insurance Company, which had an aggregate carrying value at June 1, 1995 of $2,982 million. In exchange, the Predecessor transferred specifically identified assets to OakRe with a market value at June 1, 1995 of $2,986 million. Ownership of OakRe was retained by XFSI subsequent to the sale of the Predecessor and other affiliates. The "Receivable from OakRe" to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods which will be substantially expired in three years, by the transfer of cash in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

        In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ending December 31, 1997 and 1996.


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

        In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing and administrative capabilities of the Company, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

        The Company owns 100% of the outstanding shares of First Cova Life Insurance Company (a New York domiciled insurance company) (FCLIC) and Cova Financial Life Insurance Company (a California domiciled insurance company) (CFLIC). Ownership of Cova Financial Life Insurance Company was obtained on December 31, 1996, as the result of a capital contribution by Cova Corporation. The Company has presented the consolidated financial position and results of operations for its subsidiaries from the dates of actual ownership (see note 9).

 (2)    PURCHASE ACCOUNTING

        Upon closing the sale, the Company restated its financial statements in accordance with "push down purchase accounting," which allocates the net purchase price for the Company and its then sole subsidiary FCLIC of $91.4 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing, however, these allocations were not finalized until 1996. The table below summarizes the final allocation of purchase price:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                             June 1, 1995

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (in millions)

        Assets acquired:

           Debt securities                                                                                  $     32.4
           Policy loans                                                                                           18.3
           Cash and cash equivalents                                                                             363.7
           Present value of future profits                                                                        47.4
           Goodwill                                                                                               20.5
           Deferred tax benefit                                                                                   24.9
           Receivable from OakRe                                                                               2,969.0
           Other assets                                                                                            5.9
           Separate account assets                                                                               332.7
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               3,814.8

---------------------------------------------------------------------------------------------------------------------------

        Liabilities assumed:

           Policyholder deposits                                                                               3,299.2
           Future policy benefits                                                                                 27.2
           Future purchase price payable                                                                          22.7
           Deferred Federal income taxes                                                                          12.6
           Other liabilities                                                                                      29.0
           Separate account liabilities                                                                          332.7
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               3,723.4

---------------------------------------------------------------------------------------------------------------------------

        Adjusted purchase price                                                                             $     91.4
---------------------------------------------------------------------------------------------------------------------------

        In addition to revaluing all material tangible assets and liabilities to their respective estimated market values as of the closing date of the sale, the Company also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased and reinsured business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholder's equity of $13.1 million in 1995 reflecting the application of push down purchase accounting. The Company's consolidated financial statements subsequent to June 1, 1995 reflect this new basis of accounting.

        All amounts for the period ended before June 1, 1995 are labeled "Predecessor" and are based on Predecessor historical costs. The periods ending on or after such date are labeled "the Company," and are based on the new cost basis of the Company or fair values at June 1, 1995 and subsequent results of operations.

 (3)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              DEBT SECURITIES

        Investments in all debt securities with readily determinable market values are classified into one of three categories: held to maturity, trading, or available for sale. Classification of investments is based on management's current intent. All debt securities at December 31, 1997 and 1996 were classified as available for sale. Securities available for sale are carried at market value, with unrealized holding gains and losses reported as a separate component of stockholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

        Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

        A  realized  loss  is  recognized  and  charged  against  income  if the
        Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

        Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income. Gains or losses on financial future or option contracts which qualify as hedges of investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

              MORTGAGE LOANS AND OTHER INVESTED ASSETS

        Mortgage loans and policy loans are carried at their unpaid principal balances. Other invested assets are carried at lower of cost or market.

        Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures.

              CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              SEPARATE ACCOUNT ASSETS

        The separate account investments are assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are carried at fair value.

        In order to provide for optimum policyholder returns, and to allow for the replication of the investment performance of existing "cloned" mutual funds, the Company has periodically transferred capital to the separate account to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. As of December 31, 1997, approximately $309,000 of capital investments remained within the separate accounts.

              DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

        The components of deferred policy acquisition costs are shown below. The effects on deferred policy acquisition costs of the consolidation of CFLIC (see note 9) with the Company are presented separately.

---------------------------------------------------------------------------------------------------------------------------

                                                                                    The Company                Predecessor
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Seven            Five
                                                                                                months           months
                                                                                                 ended            ended
                                                                                             December 31,        May 31,
                                                                         1997       1996         1995             1995

                                                                                           (in thousands)

        Deferred policy acquisition costs,

           beginning of period                                     $    49,833     14,468         92,398          213,362
        Effects of push down purchase accounting                            -          -         (92,398)              -
        Commissions and expenses deferred                               46,142     34,803         14,568           13,354
        Amortization                                                    (6,307)    (4,389)          (100)         (11,157)
        Deferred policy acquisition costs attributable
           to unrealized (gains) losses                                 (5,342)     1,561             -          (123,161)
        Effects on deferred policy acquisition costs
           of CFLIC consolidation                                           -       3,390             -                -
---------------------------------------------------------------------------------------------------------------------------

        Deferred policy acquisition costs, end of period           $    84,326     49,833         14,468           92,398
---------------------------------------------------------------------------------------------------------------------------

              PURCHASE-RELATED INTANGIBLE ASSETS AND LIABILITIES

        In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date.

              Present Value of Future Profits

        As of June 1, 1995, the Company established an intangible asset which represents the "present value of future profits" to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pretax rate of 18% (12% net after tax).

        In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are "recaptured" from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of present value of future profits will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from inception. The amortization and adjustments resulting from unrealized gains and losses are not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

        Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 5.3%, 4.3%, 4.4%, 4.7%, and 4.7% for the years ended
        December 31, 1998 through 2002, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

        During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a reallocation of the net purchased intangible asset between present value of future profits, goodwill, and the future payable. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996. No restatement of the June 1, 1995 opening balance sheet was made.

        The components of present value of future profits are shown below. The effects on present value of future profits of the consolidation of CFLIC (see note 9) with the Company are presented separately.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Seven
                                                                                                                  months
                                                                                                                   ended
                                                                                                               December 31,

                                                                                          1997        1996         1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  (in thousands)

        Present value of future profits - beginning of period                       $     46,389      38,155       46,709
        Net amortization                                                                  (1,577)       (473)      (2,083)
        Present value of future profits attributable to

           unrealized (gains) losses                                                      (3,326)      6,896       (6,471)
        Adjustment due to revised push-down purchase accounting                               -          698           -
        Effects on present value of future profits of CFLIC consolidation                     -        1,113           -
---------------------------------------------------------------------------------------------------------------------------

        Present value of future profits - end of period                             $     41,486      46,389       38,155
---------------------------------------------------------------------------------------------------------------------------

              Goodwill

        Under the push-down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as "goodwill." The Company has elected to amortize goodwill on the straight-line basis over a 20-year period. The components of goodwill are shown below. The effects on goodwill of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                                                                 Seven
                                                                                                                  months
                                                                                                                   ended
                                                                                                               December 31,
                                                                                          1997        1996         1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  (in thousands)

        Goodwill - beginning of period                                              $     20,849      23,358       24,060
        Amortization                                                                      (1,132)       (916)        (702)
        Adjustment due to revised push down purchase accounting                               -       (3,626)          -
        Effects on goodwill of CFLIC consolidation                                            -        2,033           -
---------------------------------------------------------------------------------------------------------------------------

        Goodwill - end of period                                                    $     19,717      20,849       23,358
---------------------------------------------------------------------------------------------------------------------------

              Future Payable

        Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force into the next guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.50% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.

        The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.50%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the year 2000.

        The components of this future payable are shown below. The effects on the future payable on the consolidation of CFLIC (see note 9) with the Company are presented separately.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Seven
                                                                                                                 months
                                                                                                                   ended
                                                                                                               December 31,
                                                                                          1997        1996         1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  (in thousands)

        Future payable - beginning of period                                        $     16,051      23,967       27,797
        Interest added                                                                       959         943          947
        Payments to OakRe                                                                 (4,837)     (4,483)      (4,777)
        Adjustment due to revised push-down purchase accounting                               -       (5,059)          -
        Effects on future payable of CFLIC consolidation                                      -          683           -
---------------------------------------------------------------------------------------------------------------------------

        Future payable - end of period                                              $     12,173      16,051       23,967
---------------------------------------------------------------------------------------------------------------------------

              DEFERRED TAX ASSETS AND LIABILITIES

        XFSI and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $37.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              POLICYHOLDER DEPOSITS

        The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Company's policyholder deposits as of December 31, 1997 was 5.95%.

              FUTURE POLICY BENEFITS

        Reserves are held for future annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

        Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              PREMIUM REVENUE

        The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks.

        The Company currently assesses no explicit life insurance premium for its commitment to make payments in excess of its recorded liability that are contingent upon policyholder mortality. Benefits paid in excess of the recorded liability are recognized when incurred as the amounts are not material to the financial statements.

        Amounts collected on policies not subject to any mortality or longevity risk are recorded as increases in the policyholder deposits liability.

              FEDERAL INCOME TAXES

        Prior to June 1, 1995 the revenues and expenses of the Predecessor were included in a consolidated Federal income tax return with its parent company and other affiliates. Allocations of Federal income taxes were based upon separate return calculations.

        Subsequent to June 1, 1995, the Company files a consolidated income tax return with its subsidiaries. Allocations of Federal income taxes are based upon separate return calculations.

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              RISKS AND UNCERTAINTIES

        In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The following elements of the consolidated financial statements are most affected by the use of estimates and assumptions:

                    Investment market valuation

                    Amortization   of   deferred   policy    acquisition   costs
                    Amortization    of   present   value   of   future   profits
                    Recoverability of goodwill

        The market value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

        The amortization of deferred acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

        In a similar manner, the amortization of present value of future profits is based on estimates of long-term future profits from existing and recaptured policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

        In accordance with SFAS No. 121, Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to the Disposed of, which was adopted by the Company in the fourth quarter of 1995, the Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1997.

              FAIR VALUE OF FINANCIAL INSTRUMENTS

        SFAS No. 107, Disclosures About Fair Value of Financial Instruments applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

        These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because the value of a business is also based upon its anticipated earning power, the aggregate fair value amounts represented do not present the underlying value of the Company.

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

              Cash and Cash Equivalents, Short-Term Investments,
                 and Accrued Investment Income

        The carrying value amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered available for sale.

          Investment Securities and Mortgage Loans (Including Mortgage-backed Securities)

        Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments (see note 4 for fair value disclosures).

              Policy Loans

        Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and, therefore, approximate current interest rates.

              Interest Rate Swaps and Financial Futures Contracts

        The fair value of interest rate swaps and financial futures contracts are the amounts the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Amounts are based on quoted market prices or pricing models or formulas using current assumptions (see note 6 for fair value disclosures).

              Investment Contracts

        The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (Policyholder Deposits) are estimated as the amount payable on demand. As of December 31, 1997 and 1996, the cash surrender value of policyholder funds on deposit was approximately $41.2 million and $29.1 million less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

        All of the Company's deposit obligations are fully guaranteed by the acquirer, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

              REINSURANCE

        The financing reinsurance agreement entered into with OakRe as a condition to the purchase of the Company does not meet the conditions for reinsurance accounting under generally accepted accounting principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

        During 1997, the Company entered into a financing reinsurance agreement with RGA Reinsurance Company (RGA), an affiliate, related to certain of the Company's single premium deferred annuity products. The agreement contains recapture provisions, at the option of the Company, beginning in 1999 at a rate of 20% per year. Deposits recorded under the contract during 1997 were approximately $120 million, and are reflected as policyholder deposits in the consolidated balance sheet at December 31, 1997.

              OTHER

        Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

 (4)    INVESTMENTS

        The Company's investments in debt and equity securities are considered available for sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1997 and 1996 were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                    1997

                                                                       Gross          Gross      Estimated
                                                       Amortized    unrealized     unrealized      fair         Carrying
                                                         cost          gains         losses        value          value
---------------------------------------------------------------------------------------------------------------------------
                                                                            (in thousands of dollars)

        Debt securities:

             U.S. Government treasuries            $        8,067         121              -           8,188         8,188
             Collateralized mortgage
                obligations                               370,802       4,504            (524)       374,782       374,782
             Corporate, state, municipalities,
                and political subdivisions                890,493      14,867          (8,083)       897,277       897,277
---------------------------------------------------------------------------------------------------------------------------

        Total debt securities                           1,269,362      19,492          (8,607)     1,280,247     1,280,247

        Mortgage loans                                    348,206      24,346              -         372,552       348,206
        Policy loans                                       24,228          -               -          24,228        24,228
        Short-term investments                                 -           -               -              -             -
---------------------------------------------------------------------------------------------------------------------------

        Total investments                          $    1,641,796      43,838          (8,607)     1,677,027     1,652,681
---------------------------------------------------------------------------------------------------------------------------

        Company's beneficial interest

             in separate accounts                  $           -           -               -             309           309
---------------------------------------------------------------------------------------------------------------------------

                                                                                    1996

                                                                       Gross          Gross      Estimated
                                                       Amortized    unrealized     unrealized      fair         Carrying
                                                         cost          gains         losses        value          value
---------------------------------------------------------------------------------------------------------------------------
                                                                            (in thousands of dollars)

        Debt securities:

             U.S. Government treasuries            $        7,196          29             (50)         7,175         7,175
             Collateralized mortgage
                obligations                               384,071         985          (2,721)       382,335       382,335
             Corporate, state, municipalities,
                and political subdivisions                561,557       3,971          (5,427)       560,101       560,101
---------------------------------------------------------------------------------------------------------------------------

        Total debt securities                             952,824       4,985          (8,198)       949,611       949,611

        Mortgage loans                                    244,103          -               -         244,103       244,103
        Policy loans                                       22,336          -               -          22,336        22,336
        Short-term investments                              4,383          21              -           4,404         4,404
---------------------------------------------------------------------------------------------------------------------------

        Total investments                          $    1,223,646       5,006          (8,198)     1,220,454     1,220,454
---------------------------------------------------------------------------------------------------------------------------

        Company's beneficial interest

             in separate accounts                  $           -           -               -          14,970        14,970
---------------------------------------------------------------------------------------------------------------------------

        The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

---------------------------------------------------------------------------------------------------------------------------


                                                                                                          1997

                                                                                                                Estimated
                                                                                                 Amortized        fair
                                                                                                   cost           value
---------------------------------------------------------------------------------------------------------------------------
                                                                                                (in thousands of dollars)

        Less than one year                                                                   $        7,218         7,223
        Due after one year through five years                                                       390,374       391,433
        Due after five years through ten years                                                      381,229       385,719
        Due after ten years                                                                         119,739       121,090
        Mortgage-backed securities                                                                  370,802       374,782
---------------------------------------------------------------------------------------------------------------------------

        Total                                                                                $    1,269,362     1,280,247
---------------------------------------------------------------------------------------------------------------------------

        At December 31, 1997, approximately 94.0% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 6.0% noninvestment grade debt securities, 4.6% are rated as BB, 1.3% are rated as B and .1% are rated C and treated as impaired.

        The Company participates in a securities lending program whereby certain securities are loaned to third parties, primarily major brokerage firms. The agreement with a custodian bank facilitating such lending requires a minimum of 102% of the initial market value of the domestic loaned securities to be maintained in a collateral pool. To further minimize the credit risk related to this lending program, the Company monitors the financial condition of the counterparties to these agreements. Securities loaned at December 31, 1997 had market values totaling $14,594,982. Cash, letters of credit, and government securities of $14,851,854 were held by the custodian bank as collateral to secure this agreement. Income on the Company's security lending program in 1997 was immaterial.

        No debt securities were non income-producing during the years ended December 31, 1997 and 1996.

        The  components  of  net  investment  income,   realized  capital  gains
        (losses), and unrealized gains (losses) were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                              The Company                      Predecessor

                                                                                              Seven                Five
                                                                                             months               months
                                                                                              ended                ended
                                                                                          December 31,            May 31,
                                                             1997          1996               1995                 1995
                                                                                 (in thousands of dollars)

        Income on debt securities                        $   84,203        53,632            19,629               63,581
        Income on equity securities                              -             -                 -                   302
        Income on short-term investments                      2,265         2,156             2,778               28,060
        Income on interest rate swaps                            43            -                 -                   377
        Income on policy loans                                1,852         1,454               868                  624
        Interest on mortgage loans                           24,890        13,633             1,444                  248
        Income on foreign exchange                               -             -                 -                   184
        Income on real estate                                    -             -                 -                 1,508
        Income on separate account investments                2,637           772                -                    (1)
        Loss on derivatives                                  (2,035)       (1,640)               -                    -
        Miscellaneous interest                                 (258)        1,773               109                  (24)
---------------------------------------------------------------------------------------------------------------------------

        Total investment income                             113,597        71,780            24,828               94,859

        Investment expenses                                  (1,936)       (1,151)             (640)              (2,373)
---------------------------------------------------------------------------------------------------------------------------

        Net investment income                            $  111,661        70,629            24,188               92,486
---------------------------------------------------------------------------------------------------------------------------

        Net realized capital gains (losses) were as follows:

               Debt securities                                  537           469             1,344              (16,749)
               Mortgage loans                                    27             4                -                 1,431
               Equity securities                                 -             -                 -                  (423)
               Real estate                                       -             -                 -                  (124)
               Short-term investments                            (1)           (1)              (20)              (1,933)
               Other assets                                      -             -                 -                   (76)
               Interest rate swaps                               -             -                 -                 5,460
---------------------------------------------------------------------------------------------------------------------------

        Net realized gains (losses) on investments        $     563           472             1,324              (12,414)
---------------------------------------------------------------------------------------------------------------------------

        Unrealized gains (losses) were as follows:

---------------------------------------------------------------------------------------------------------------------------


                                                                             The Company                       Predecessor

                                                                                              Seven                Five
                                                                                             months               months
                                                                                              ended                ended
                                                                                          December 31,            May 31,

                                                             1997          1996               1995                 1995
                                                                                   (in thousands of dollars)

        Debt securities                                   $  10,885        (3,213)            10,688               (85,410)
        Short-term investments                                   -             21                 36                   879
        Effects on deferred acquisition costs
           amortization                                      (3,781)        1,561                 -                 39,030
        Effects on present value of future
           profits amortization                              (2,901)          425             (6,471)                   -
---------------------------------------------------------------------------------------------------------------------------

        Unrealized gains (losses) before income tax           4,203        (1,206)             4,253               (45,501)

        Unrealized income tax benefit (expense)              (1,471)          422             (1,489)               16,664
---------------------------------------------------------------------------------------------------------------------------

        Net unrealized gains (losses) on investments      $   2,732          (784)             2,764               (28,837)
---------------------------------------------------------------------------------------------------------------------------

        Proceeds from sales of investments in debt securities during 1997 were $358,658,091. Gross gains of $1,765,242 and gross losses of $254,493 were realized on those sales. Included in these amounts were $681,159 of gross gains and $122,480 of gross losses realized on the sale of noninvestment grade securities. Net realized gains include a 1997 impairment adjustment totaling approximately $974,000 related to one debt security held by the Company.

        Proceeds from sales of investments in debt securities during 1996 were $223,430,495. Gross gains of $1,158,518 and gross losses of $687,126 were realized on those sales. Included in these amounts were $28,969 of gross gains realized on the sale of noninvestment grade securities.

        Proceeds from sales of investments in debt securities for the Company during 1995 were $214,811,186, and for the Predecessor were $2,786,998,780. Gross gains of $1,553,501 and gross losses of $190,899 were realized by the Company on its sales. Included in these amounts for the Company are $373,768 of gross gains realized on the sale of noninvestment grade securities. The Predecessor realized gross gains of $9,499,191 and gross losses of $26,249,279 on its sales. Included in these amounts are $6,367,297 of gross gains and $7,607,167 of gross losses on the sale of noninvestment grade securities.

          Securities with a carrying value of approximately $7,083,163 at December 31, 1997 were deposited with government authorities as required by law.


 (5)    SECURITIES GREATER THAN 10% OF SHAREHOLDER'S EQUITY

        As of December 31, 1997 the Company held no individual securities which exceeded 10% of shareholder's equity.

        As of December 31,  1996 the Company held the following  individual  securities which exceeded 10% of shareholder's equity:

---------------------------------------------------------------------------------------------------------------------------

               Long-term debt                                                                                   Carrying
                 securities                                                                                       value

---------------------------------------------------------------------------------------------------------------------------

        Countrywide Mtg. 1993-12 A4                                                                         $   19,347,536
        FNMA Remic Tr 1996-50 A1                                                                                19,104,500
---------------------------------------------------------------------------------------------------------------------------

 (6)    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

              FINANCIAL FUTURES CONTRACTS

        A derivative financial instrument, in very general terms, refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

        The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity, and duration. All of the Company's holdings are marked to market monthly with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

        Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS

        The Company is sensitive to interest rate changes and changes in exchange rates, as its liabilities may reprice, mature before interest-earning assets or exchange rates may fluctuate on bonds that pay in foreign dollars. The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

        At December 31, 1997, the Company has one outstanding interest rate swap agreement which expires in 2002. Under the agreement, the Company receives a fixed rate of 6.63% on $7.0 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). At December 31, 1997, the estimated fair value of the agreement was immaterial.

              FUTURES

        A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on S&P 500 securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective duration and reduce market risk.

        Upon entering into futures contracts, the Company maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker daily based upon changes in the value of the contract (the variation margin) with the related income or loss reflected in the statement of income as a contra to changes in fair value of the hedged security.

        The Company periodically enters into financial futures contracts in order to hedge its short-term investment spread risks encountered during occasional periods of unusually large recapture activity as described in note 1. Gains and losses from these anticipatory hedges are applied to the cost basis of the assets acquired with recaptured funds. Net losses recorded as basis adjustments to hedged debt securities were $-0- and $381,105 in 1997 and 1996, respectively.

        In order to limit exposure to market fluctuations related to temporary seed money invested within the separate account, the Company entered into financial futures contracts during 1997 and 1996. No financial futures were held at December 31, 1997. Financial futures with a total notional face amount of $14,528,750 and a fair value of $14,652,969 were held at December 31, 1996. The Company recorded $2,035,309 and $1,639,717 of losses from terminated contracts as a component of net investment income during 1997 and 1996, respectively. The Company also recorded gains of $2,636,999 and $2,007,720 as a component of net investment income from market appreciation on the underlying hedged securities within the separate account during 1997 and 1996, respectively.

        The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies.

 (7)    POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1997 and 1996, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1997, CLMC had no retired employees nor any employees fully eligible for retirement and had no disbursements for such benefit commitments.

        The expense arising from these obligations is not material.

 (8)    INCOME TAXES

        The Company will file a consolidated Federal income tax return with its wholly owned subsidiaries, CFLIC and FCLIC. Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods, except for approximately $1.4 million of state income tax recoveries.

        Income taxes are recorded in the statements of earnings and directly in certain shareholder's equity accounts. Income tax expense for the years ended December 31 was allocated as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                               The Company                     Predecessor

                                                                                              Seven                Five
                                                                                             months               months
                                                                                              ended                ended
                                                                                          December 31,            May 31,
                                                                1997          1996            1995                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                      (in thousands of dollars)

        Statements of income:
           Operating income (excluding realized

               investment gains and losses)               $      5,464        2,493             (85)                (5,038)
           Realized investment gains (losses)                      197          162             516                 (5,026)
---------------------------------------------------------------------------------------------------------------------------

           Income tax expense (benefit) included

               in the statements of income                       5,661        2,655             431                (10,064)
---------------------------------------------------------------------------------------------------------------------------

        Shareholder's equity:
           Change in deferred Federal income

---------------------------------------------------------------------------------------------------------------------------
               taxes related to unrealized appreciation

---------------------------------------------------------------------------------------------------------------------------
               (depreciation) on securities                      1,893       (1,910)          1,489                 18,458

        Total income tax expense                          $      7,554          745           1,920                  8,394
---------------------------------------------------------------------------------------------------------------------------

        The actual Federal income tax expense differed from the expected tax expense computed by applying the U.S. Federal statutory rate to income before taxes on income as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                            The Company                      Predecessor

                                                                                              Seven                Five
                                                                                             months               months
                                                                                             ended                 ended
                                                                                          December 31,            May 31,
                                                         1997              1996               1995                 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                (in thousands of dollars)

        Computed expected tax expense             $  5,12435.0%      $ 2,19035.0%       $  12935.0%       $  (13,862)35.0%
        State income taxes, net                        (33)(0.2)          77  1.2           11  3.0             (306)0.8
        Tax-exempt bond interest                        -    -            -     -          (22)(6.0)            (332)0.8
        Amortization of intangible assets              396 2.7           320  5.1          254 69.0               -    -
        Permanent difference due to
           derivative transfer                          -    -            -     -           -     -            4,399(11.1)
        Other                                          174 1.2            68  1.1           59 16.1               37 (.1)
---------------------------------------------------------------------------------------------------------------------------

        Total                                     $  5,66138.7%      $ 2,65542.4%       $  431117.1%      $  (10,064)25.4%
---------------------------------------------------------------------------------------------------------------------------

        The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 and 1996 follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                      1997          1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  (in thousands of dollars)

        Deferred tax assets:

           PVFP                                                                                  $     2,043         1,639
           Policy reserves                                                                            25,312        19,237
           Liability for commissions on recapture                                                      4,715         6,073
           Tax basis of intangible assets purchased                                                    5,791         6,230
           DAC "Proxy Tax"                                                                            14,594         9,032
           Unrealized losses on investments                                                               -            422
           Other deferred tax assets                                                                      31           827
---------------------------------------------------------------------------------------------------------------------------

        Total assets                                                                                  52,486        43,460
---------------------------------------------------------------------------------------------------------------------------

        Deferred tax liabilities:

           PVFP                                                                                       11,777        19,169
           Unrealized gains on investments                                                             1,472            -
           Deferred acquisition costs                                                                 29,514        10,694
           Other deferred tax liabilities                                                              1,790            60
---------------------------------------------------------------------------------------------------------------------------

        Total liabilities                                                                             44,553        29,923
---------------------------------------------------------------------------------------------------------------------------

        Net deferred tax assets                                                                  $     7,933        13,537
---------------------------------------------------------------------------------------------------------------------------

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly, no valuation allowance is established.

 (9)    RELATED-PARTY TRANSACTIONS

        The Company has entered into management, operations, and services agreements with both affiliated and unaffiliated companies. The affiliated companies are Cova Life Management Company (CLMC), a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company, and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Company's ultimate parent, GALIC. The unaffiliated companies are Johnson & Higgins, a New Jersey corporation, and Johnson & Higgins/Kirke Van Orsdel, a Delaware corporation, which provide various services for the Company including underwriting, claims, and administrative functions. The affiliated and unaffiliated service providers are reimbursed for the cost of their services and are paid a service fee. Expenses and fees paid to affiliated companies during 1997, 1996, and the seven months of 1995 for the Company were $9,400,517, $6,618,303, and $7,139,525, respectively, and for the five months of 1995 for the Predecessor were $6,364,609.

        During 1997, the Company received approximately $1.1 million in advisory fees from GALIC related to advisory services for certain GALIC annuity products.

        On December 31, 1996 Cova Corporation transferred its ownership of Cova Financial Life Insurance Company (CFLIC), an affiliated life insurer domiciled in the state of California, to the Company. The transfer of ownership was recorded as additional paid-in capital and increased shareholder's equity on the Company's December 31, 1996 balance sheet by approximately $16.9 million. This change in direct ownership had no effect on the operations of either the Company or CFLIC as both entities had existed under common management and control prior to the December 31, 1996 transfer. Although CFLIC's balance sheet is fully consolidated with the Company's December 31, 1996 balance sheet, CFLIC's 1996 income and cash flow statements have not been consolidated with the Company's 1996 income or cash flows statements. However, CFLIC's December 31, 1996 cash balance of $6.7 million is included in the Company's cash flows statement.

(10)    STATUTORY SURPLUS AND DIVIDEND RESTRICTION

        GAAP  differs  in  certain   respects  from  the  accounting   practices
        prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major  differences  arise  principally  from the  immediate  expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred tax under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities, and an Interest Maintenance Reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, adjustments to record the carrying values of debt securities and certain equity securities at fair value are applied only under GAAP reporting, and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholders' equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP were as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                                                     1997          1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 (in thousands of dollars)

        Statutory capital and surplus                                                           $     90,439        75,354
        Reconciling items:
           GAAP investment valuation reserves                                                           (237)          (88)
           Statutory asset valuation reserves                                                         18,301        17,599
           Interest maintenance reserve                                                                3,080         2,301
           GAAP investment adjustments to fair value                                                  10,886        (3,191)
           Deferred policy acquisition costs                                                          84,326        49,833
           GAAP basis policy reserves                                                                (37,292)      (30,202)
           Deferred Federal income taxes (net)                                                         7,933        13,537
           GAAP guarantee assessment adjustment                                                      (12,329)           -
           Goodwill                                                                                   19,457        20,849
           Present value of future profits                                                            41,486        46,389
           Future purchase price payable                                                             (12,173)      (16,051)
           Other                                                                                      (1,339)       (1,286)
---------------------------------------------------------------------------------------------------------------------------

        GAAP shareholder's equity                                                               $    212,538       175,044
---------------------------------------------------------------------------------------------------------------------------

          Statutory net losses for CFSLIC for the years ended December 31, 1997,
          1996,  and  1995  were  $9,816,357,   $13,575,788,   and  $74,012,650,
          respectively.

        The maximum amount of dividends which can be paid by State of Missouri insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory earned surplus or statutory net gain from operations for the preceding year. Due to the 1997 statutory net loss and the Company's negative earned surplus at December 31, 1997, no dividends are permissible in 1998 without prior approval of the insurance commissioner.

        The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1997 the Company's total adjusted capital and authorized control level - RBC were $108,741,069 and $25,433,964, respectively. This level of adjusted capital qualifies under all tests.

(11)    GUARANTY FUND ASSESSMENTS

        The Company participates with life insurance companies licensed throughout the United States, in associations formed to guarantee benefits to policyholders of insolvent life insurance companies. Under state laws, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty associations for insolvencies incurred through 1997, but for which assessments have not yet been determined nor assessed, to a maximum in each state generally of 2% of statutory premiums per annum in the given state. Most states then permit recovery of assets as a credit against premium of other state taxes over, most commonly, five years.

        At December 31, 1997, the National Organization of Life and Health Guaranty Associations (NOLHGA) distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for approximately $9.7 million in future assessments on insolvencies that occurred before December 31, 1997. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded a receivable from OakRe for approximately $9.7 million.

        At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments, and may retain the remaining 20%. The credits retained for 1997 were not material.




APPENDIX A
ILLUSTRATION OF POLICY VALUES

In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations -- all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of 0.83% for these charges) are approximately -0.83%, 5.17% and 11.17%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are: (1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.75% after that; (2) an administrative charge equal to an annual rate of 0.40% of the Account Value; (3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years; (4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and (5) the Policy maintenance charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE ISSUE AGE 55, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                                CURRENT CHARGES*                               GUARANTEED CHARGES**
                   Premiums
   End of         Accumulated                            Cash            Net                           Cash             Net
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  .......      ...............    ............     ..............   ..........  .................  ............  ................
      1             10,500            9,657              8,791         27,290          9,531           8,677          27,290
      2             11,025            9,325              8,514         27,290          9,051           8,266          27,290
      3             11,576            9,004              8,246         27,290          8,557           7,841          27,290
      4             12,155            8,692              8,100         27,290          8,048           7,505          27,290
      5             12,763            8,390              7,916         27,290          7,521           7,101          27,290
      6             13,401            8,098              7,733         27,290          6,971           6,663          27,290
      7             14,071            7,815              7,552         27,290          6,394           6,185          27,290
      8             14,775            7,540              7,372         27,290          5,784           5,660          27,290
      9             15,513            7,274              7,193         27,290          5,135           5,080          27,290
     10             16,289            7,017              7,017         27,290          4,438           4,438          27,290
     15             20,789            6,011              6,011         27,290             51              51          27,290
     20             26,533            5,129              5,129         27,290              0               0               0
     25             33,864            4,355              4,355         27,290              0               0               0
     30             43,219            3,677              3,677         27,290              0               0               0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 55, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,238            9,338         27,290         10,113               9,213           27,290
      2            11,025          10,483            9,608         27,290         10,214               9,339           27,290
      3            11,576          10,735            9,885         27,290         10,300               9,450           27,290
      4            12,155          10,993           10,303         27,290         10,371               9,681           27,290
      5            12,763          11,258           10,683         27,290         10,423               9,848           27,290
      6            13,401          11,531           11,071         27,290         10,455               9,995           27,290
      7            14,071          11,810           11,465         27,290         10,461              10,116           27,290
      8            14,775          12,097           11,867         27,290         10,436              10,206           27,290
      9            15,513          12,392           12,277         27,290         10,377              10,262           27,290
     10            16,289          12,695           12,695         27,290         10,276              10,276           27,290
     15            20,789          14,738           14,738         27,290          9,238               9,238           27,290
     20            26,533          17,135           17,135         27,290          5,593               5,593           27,290
     25            33,864          19,949           19,949         27,290              0                   0                0
     30            43,219          23,251           23,251         27,290              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 55, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,820            9,920         27,290         10,695               9,795           27,290
      2            11,025          11,709           10,834         27,290         11,445              10,570           27,290
      3            11,576          12,674           11,824         27,290         12,257              11,407           27,290
      4            12,155          13,721           13,031         27,290         13,138              12,448           27,290
      5            12,763          14,857           14,282         27,290         14,095              13,520           27,290
      6            13,401          16,089           15,629         27,290         15,138              14,678           27,290
      7            14,071          17,427           17,082         27,290         16,277              15,932           27,290
      8            14,775          18,877           18,647         27,290         17,525              17,295           27,290
      9            15,513          20,451           20,336         27,290         18,896              18,781           27,290
     10            16,289          22,162           22,162         27,290         20,409              20,409           27,290
     15            20,789          34,202           34,202         39,675         31,406              31,406           36,431
     20            26,533          53,006           53,006         56,717         48,630              48,630           52,034
     25            33,864          82,937           82,937         87,084         76,090              76,090           79,894
     30            43,219         128,514          128,514        134,940        117,786             117,786          123,676

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500           9,657            8,791         17,020          9,423               8,580           17,020
      2            11,025           9,325            8,514         17,020          8,805               8,044           17,020
      3            11,576           9,004            8,246         17,020          8,135               7,457           17,020
      4            12,155           8,692            8,100         17,020          7,398               6,904           17,020
      5            12,763           8,390            7,916         17,020          6,581               6,220           17,020
      6            13,401           8,098            7,733         17,020          5,667               5,424           17,020
      7            14,071           7,815            7,552         17,020          4,636               4,492           17,020
      8            14,775           7,540            7,372         17,020          3,466               3,399           17,020
      9            15,513           7,274            7,193         17,020          2,129               2,112           17,020
     10            16,289           7,017            7,017         17,020            587                 587           17,020
     15            20,789           6,011            6,011         17,020              0                   0                0
     20            26,533           5,129            5,129         17,020              0                   0                0
     25            33,864           4,355            4,355         17,020              0                   0                0
     30            43,219           3,677            3,677         17,020              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,238            9,338         17,020         10,010               9,110           17,020
      2            11,025          10,483            9,608         17,020          9,992               9,118           17,020
      3            11,576          10,735            9,885         17,020          9,938               9,093           17,020
      4            12,155          10,993           10,303         17,020          9,840               9,162           17,020
      5            12,763          11,258           10,683         17,020          9,689               9,134           17,020
      6            13,401          11,531           11,071         17,020          9,476               9,042           17,020
      7            14,071          11,810           11,465         17,020          9,189               8,874           17,020
      8            14,775          12,097           11,867         17,020          8,813               8,612           17,020
      9            15,513          12,392           12,277         17,020          8,330               8,236           17,020
     10            16,289          12,695           12,695         17,020          7,715               7,715           17,020
     15            20,789          14,738           14,738         17,020          1,064               1,064           17,020
     20            26,533          17,135           17,135         17,992              0                   0                0
     25            33,864          20,034           20,034         20,235              0                   0                0
     30            43,219          23,501           23,501         23,736              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,820            9,920         17,020         10,597               9,697           17,020
      2            11,025          11,709           10,834         17,020         11,251              10,376           17,020
      3            11,576          12,674           11,824         17,020         11,970              11,120           17,020
      4            12,155          13,721           13,031         17,020         12,770              12,080           17,020
      5            12,763          14,857           14,282         17,020         13,669              13,094           17,020
      6            13,401          16,098           15,638         17,020         14,693              14,233           17,020
      7            14,071          17,484           17,139         18,359         15,877              15,532           17,020
      8            14,775          18,987           18,757         19,937         17,234              17,004           18,095
      9            15,513          20,615           20,500         21,646         18,708              18,593           19,643
     10            16,289          22,376           22,376         23,495         20,304              20,304           21,319
     15            20,789          34,493           34,493         36,217         31,250              31,250           32,812
     20            26,533          53,158           53,158         55,816         47,444              47,444           49,817
     25            33,864          82,504           82,504         83,329         72,937              72,937           73,667
     30            43,219         128,323          128,323        129,606        112,938             112,938          114,067

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500           9,713            8,841         28,020          9,713               8,841           28,020
      2            11,025           9,417            8,597         28,020          9,417               8,597           28,020
      3            11,576           9,124            8,355         28,020          9,106               8,339           28,020
      4            12,155           8,840            8,237         28,020          8,779               8,180           28,020
      5            12,763           8,563            8,078         28,020          8,428               7,952           28,020
      6            13,401           8,295            7,920         28,020          8,050               7,687           28,020
      7            14,071           8,034            7,762         28,020          7,634               7,378           28,020
      8            14,775           7,780            7,605         28,020          7,171               7,012           28,020
      9            15,513           7,533            7,449         28,020          6,647               6,574           28,020
     10            16,289           7,293            7,293         28,020          6,044               6,044           28,020
     15            20,789           6,365            6,365         28,020          1,240               1,240           28,020
     20            26,533           5,537            5,537         28,020              0                   0                0
     25            33,864           4,798            4,798         28,020              0                   0                0
     30            43,219           4,139            4,139         28,020              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,298            9,398         28,020         10,298               9,398           28,020
      2            11,025          10,590            9,715         28,020         10,590               9,715           28,020
      3            11,576          10,882           10,032         28,020         10,872              10,022           28,020
      4            12,155          11,184           10,494         28,020         11,142              10,452           28,020
      5            12,763          11,494           10,919         28,020         11,395              10,820           28,020
      6            13,401          11,815           11,355         28,020         11,628              11,168           28,020
      7            14,071          12,144           11,799         28,020         11,835              11,490           28,020
      8            14,775          12,484           12,254         28,020         12,006              11,776           28,020
      9            15,513          12,834           12,719         28,020         12,133              12,018           28,020
     10            16,289          13,195           13,195         28,020         12,202              12,202           28,020
     15            20,789          15,598           15,598         28,020         11,589              11,589           28,020
     20            26,533          18,467           18,467         28,020          5,999               5,999           28,020
     25            33,864          21,894           21,894         28,020              0                   0                0
     30            43,219          25,986           25,986         28,020              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            HYPOTHETICAL ILLUSTRATION
                               SINGLE LIFE OPTION
          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  .......     ...............   ............    .............    .........  ..................    ..............    .........
      1            10,500          10,883            9,983         28,020         10,883               9,983           28,020
      2            11,025          11,831           10,956         28,020         11,831              10,956           28,020
      3            11,576          12,852           12,002         28,020         12,850              12,000           28,020
      4            12,155          13,963           13,273         28,020         13,945              13,255           28,020
      5            12,763          15,173           14,598         28,020         15,124              14,549           28,020
      6            13,401          16,490           16,030         28,020         16,395              15,935           28,020
      7            14,071          17,924           17,579         28,020         17,767              17,422           28,020
      8            14,775          19,485           19,255         28,020         19,252              19,022           28,020
      9            15,513          21,185           21,070         28,020         20,867              20,752           28,020
     10            16,289          23,036           23,036         28,020         22,630              22,630           28,020
     15            20,789          36,188           36,188         37,998         35,477              35,477           37,251
     20            26,533          56,810           56,810         59,650         55,442              55,442           58,214
     25            33,864          89,350           89,350         93,817         85,319              85,319           89,585
     30            43,219         140,534          140,534        141,939        131,652             131,652          132,969

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.